UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2018

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement Offering

On June 1, 2018, NanoFlex Power Corporation, a Florida corporation (the “Company”) made sales of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at $0.10 per share in exempt private placement transactions (the “Offering”). The Company does not plan to offer more than $1,000,000.00 in the Offering.

As a result of the Offering, anti-dilution provisions in a substantial number of outstanding Company warrants with an exercise price of $0.50 per share will be triggered. Prior to the Offering, the Company had approximately 80.6 million warrants outstanding. As a result of the Offering and the anti-dilution provisions, the price of approximately 18 million of those warrants will be reduced to $0.10 from $0.50 and an additional 42.6 million warrants with an exercise price of $0.10 per share will be issued.

The Company entered into agreements with holders of $306,000.00 of convertible promissory notes and other notes to convert them into Common Stock at $0.10 per share. The Company plans to enter into similar agreements with other holders of its convertible and other notes. The consideration for these conversions is the reduction of the conversion price of the notes to $0.10 as well as the reduction of the exercise prices of warrants held by the noteholders to $0.10 per share.

Power Up Financing

On June 26, 2018, the Company entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up agreed to purchase a convertible promissory note (the “Power Up Note”) in the aggregate principal amount of $58,000.00. On June 26, 2018, the Company issued the Power Up Note. The Power Up Note entitles the holder to 12% interest per annum and matures on April 15, 2019.

Under the Power Up Note, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of Common Stock beginning on the date which is 180 days from the issuance date of the Power Up Note, at a price equal to 61% of the average of the lowest two trading prices during the 15 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Power Up Note within 30 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 31st day and the 60th day after the issuance of the Power Up Note, then such redemption premium is 115%; if such prepayment is made from the sixty first 61st to the 90th day after issuance, then such redemption premium is 120%; and if such prepayment is made from the 91st to the 180th day after issuance, then such redemption premium is 125%. After the 180th day following the issuance of the Power Up Note, there shall be no further right of prepayment.

In connection with the Power Up Note, the Company agreed to cause its transfer agent to reserve 3,169,398 shares of Common Stock, in the event that the Power Up Note is converted. The Power Up Note was funded on June 27, 2018.

The foregoing summaries of the terms of the Power Up Note and the Power Up SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1 and 10.1, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Power Up Note, the Power Up SPA and the related agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Offering is incorporated herein by reference. The sales in the Offering were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The information set forth under Item 1.01 above with respect to the issuance of the Power Up Note is incorporated herein by reference. The issuance of the Power Up Note was made in reliance upon the exemption from the registration requirements of the Act, pursuant to Section 4(a)(2) of the Act.

Item 8.01	Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2018, on January 16, 2018, the Company borrowed $54,000.00 from Power Up and issued to Power Up a convertible promissory note in the amount of $54,000.00 with a maturity date of October 30, 2018. The Company paid off this note in full on June 26, 2018, with a total payment of $71,028.49.

As reported in the Company’s current report on Form 8-K filed with the SEC on January 25, 2018, on January 16, 2018, the Company borrowed $125,000.00 from EMA Financial, LLC (“EMA”) and issued to EMA a convertible note (the “EMA Note”) in the amount of $125,000.00 with a maturity date of January 16, 2019. Because a most favored nations provision was triggered, on January 26, 2018, the EMA Note was increased to an amount of $130,000.00. The Company paid off this note in full on June 27, 2018, with a total payment of $195,821.92.

As reported in the Company’s current report on Form 8-K filed with the SEC on February 5, 2018, on January 23, 2018, the Company entered into a $130,000.00 credit arrangement from Crown Bridge Partners, LLC (“CBP”) and issued to CBP a convertible promissory note (the “CBP Note”) in the amount of $130,000.00. The first tranche under the CBP Note was in the amount of $65,000.00 and matured on July 25, 2018. The Company paid off the first tranche of the CBP Note in full on July 2, 2018, with a total payment of $98,639.73 and has not borrowed the second tranche of $65,000.00.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Convertible Promissory Note, dated as of June 26, 2018.
10.1	Form of Securities Purchase Agreement, dated as of June 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2018

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Convertible Promissory Note, dated as of June 26, 2018.
10.1	Form of Securities Purchase Agreement, dated as of June 26, 2018.

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